Related Party Transactions	12 Months Ended
Dec. 31, 2022
Related Party Transactions [Abstract]
Related Party Transactions	RELATED PARTY TRANSACTIONS
The Province is a shareholder of Hydro One with approximately 47.2% ownership at December 31, 2022. The IESO, Ontario Power Generation Inc. (OPG), Ontario Electricity Financial Corporation (OEFC), and the OEB are related parties to Hydro One because they are controlled or significantly influenced by the Ministry of Energy. Ontario Charging Network (OCN LP) is a joint-venture limited partnership between OPG and a subsidiary of Hydro One. The following is a summary of the Company’s related party transactions during the years ended December 31, 2022 and 2021:

Year ended December 31 (millions of dollars)
Related Party	Transaction	2022	2021
Province	Dividends paid	312	297
IESO	Power purchased	2,374	2,238
	Revenues for transmission services	2,062	1,832
	Amounts related to electricity rebates	1,031	1,065
	Distribution revenues related to rural rate protection	247	245
	Distribution revenues related to supply of electricity to remote northern communities	35	35
	Funding received related to CDM programs	3	1
OPG[1]	Power purchased	20	13
	Revenues related to provision of services and supply of electricity	8	8
	Capital contribution received from OPG	5	3
	Costs related to the purchase of services	2	2
OEFC	Power purchased from power contracts administered by the OEFC	2	1
OEB	OEB fees	10	8
OCN LP2	Investment in OCN LP	4	4
1    OPG has provided a $2.5 million guarantee to Hydro One related to the OCN Guarantee. See Note 31 - Commitments for details related to the OCN Guarantee.
2    OCN LP owns and operates electric vehicle fast charging stations across Ontario, under the Ivy Charging Network brand.
Sales to and purchases from related parties are based on the requirements of the OEB’s Affiliate Relationships Code. Outstanding balances at period end are interest-free and settled in cash. Invoices are issued monthly, and amounts are due and paid on a monthly basis.